EXHIBIT 10.3

Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

Mineral Tenure Act
SECTION 52

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: Mineral (Mineral or Placer)

MINING DIVISION SLOCAN

SELLER I, Locke B. Goldsmith 301-1855 Balsam Street Vancouver, B.C. V6K 3M3 (604) 605-0885	PURCHASER Richard A. Achron 412 Memorial Drive N.E. Calgary Alberta T2E-4Y7 (403) 265-8788
Client Number: 109865	Client Number: 143209

For and in consideration of the sum of Ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE ALTA #1 ALTA #2	TENURE NUMBER 380927 380928	PERCENTAGE OF TITLE BEING SOLD 100% 100%

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

October 20, 2000
(Date)

/s/ Illegible (Signature of Witness)	/s/ Locke Goldsmith Signature of Seller

* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.